Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator U.S. Equity Buffer ETF™ – June

Innovator U.S. Equity Power Buffer ETF™ – June

Innovator U.S. Equity Ultra Buffer ETF™ – June

(each, a “Fund” and together, the “Funds”)

Supplement To Each Fund’s Prospectus
Dated March 1, 2023

May 24, 2023

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period for each Fund will end on May 31, 2023, and each Fund will commence a new outcome period that will begin on June 1, 2023 and end on May 31, 2024. Each Fund’s Cap will not be determined until the start of the new Outcome Period on June 1, 2023. As of May 23, 2023, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator U.S. Equity Buffer ETF™ – June	BJUN	18.89% – 21.39% (18.10% – 20.60% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Power Buffer ETF™ – June	PJUN	14.27% – 14.98% (13.48% – 14.19% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Ultra Buffer ETF™ – June	UJUN	12.66% – 13.69% (11.87% – 12.90% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference